 Exhibit 10.1

TERMINATION OF COMMERCIAL LOAN AGREEMENT

(Loan No. 9117000148)

This Termination of Commercial Loan Agreement is made as of May 10, 2011 by and between CALIFORNIA BANK & TRUST, a California banking corporation (“Bank”) and  ICON INCOME FUND EIGHT B L.P.; ICON INCOME FUND NINE, LLC; ICON INCOME FUND TEN, LLC; ICON LEASING FUND ELEVEN, LLC; ICON LEASING FUND TWELVE, LLC; and ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN, L.P. (collectively, the “Existing Borrowers”).

Bank and the Existing Borrowers are parties to that certain Commercial Loan Agreement, dated August 31, 2005, as amended from time to time (the “Loan Agreement”).  Under the Loan Agreement, Bank’s obligation to made loan advances to the Existing Borrowers terminates on June 30, 2011, on which date the outstanding principal and interest thereunder would become due.

As of the date hereof, $0 of principal and interest is due and outstanding under the Loan Documents (as defined in the Loan Agreement).

Concurrently herewith, Bank is entering separate Commercial Loan Agreements with ICON Leasing Fund Eleven, LLC, ICON Leasing Fund Twelve, LLC, ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. and ICON ECI Fund Fifteen, L.P. (collectively, the “New Borrowers”) pursuant to which Bank will commit to make advances to each New Borrower under the Loan Agreement with such New Borrower (collectively, the “Commercial Loan Agreements”).

Now therefore, in consideration for Bank and the New Borrowers entering into the Commercial Loan Agreements and Bank and the Existing Borrowers, Bank and Borrower hereby agree as follows:

(i) Bank’s commitment to make further advances under the Loan Agreement is hereby terminated.

(ii) The Obligations (as defined in the Loan Agreement) of the Existing Borrowers (the “Existing Lender Obligations”) are terminated and satisfied in full.

(iii) Bank agrees to release, on and with effect as of the date hereof, all of its security interests and liens created as security for the Existing Lender Obligations, and hereby agrees to prepare and file or consent to the Existing Borrowers preparing and filing, any Uniform Commercial Code termination statements reasonably necessary to release or amend, as appropriate, as of record, the financing statements previously filed by Bank with respect to the Existing Lender Obligations.

(iv) Bank agrees to release and promptly return all chattel paper, promissory notes and related documents provided to Bank as collateral for the Existing Lender Obligations.

(v) Bank shall, as promptly as practicable following the date hereof, return to the Existing Borrowers the originals of any and all promissory notes previously delivered to Bank in connection with the Loan Agreement, duly marked “paid in full” or “cancelled” as may be appropriate.

ICON INCOME FUND EIGHT B L.P., a Delaware limited partnership By: ICON CAPITAL CORP., its general partner By: /s/Michael A. Reisner Michael A. Reisner Co-President and Co-Chief Executive Officer	CALIFORNIA BANK & TRUST, a California banking corporation By: /s/J. Michael Sullivan Name: J. Michael Sullivan Title: Vice President and Relationship Manager
ICON INCOME FUND NINE, LLC, a Delaware limited liability company By: ICON CAPITAL CORP., its manager By: /s/Michael A. Reisner Michael A. Reisner Co-President and Co-Chief Executive Officer	ICON LEASING FUND ELEVEN, LLC, a Delaware limited liability company By: ICON CAPITAL CORP., its manager By: /s/Michael A. Reisner Michael A. Reisner Co-President and Co-Chief Executive Officer

ICON INCOME FUND TEN, LLC, a Delaware limited liability company By: ICON CAPITAL CORP., its manager By: /s/Michael A. Reisner Michael A. Reisner Co-President and Co-Chief Executive Officer
ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN, L.P., a Delaware limited partnership
By: ICON GP 14, LLC,  its general partner
By: ICON Capital Corp., its manager

By:  /s/Michael A. Reisner
  Michael A. Reisner
           Co-President and Co-Chief Executive Officer

ICON LEASING FUND TWELVE, LLC, a Delaware limited liability company By: ICON CAPITAL CORP., its manager By: /s/Michael A. Reisner Michael A. Reisner Co-President and Co-Chief Executive Officer

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